For Institutional Use Only. Dissemination to prospective investors prohibited. Average Leverage Ratio $3-$45.9 Million Average Investment Balance Weighted average of the loan-to-values at origination based on loan balance as of 9/30/20 Portfolio Size $487.2Million $15.2 Million Range of Investment Balances Investments 32 69.5% Based on the par value of investments as of 9/30/2020. Subject to change without notice. InPoint Commercial Real Estate Income, Inc. Portfolio Overview As of September 30, 2020 Exhibit 99.1